EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of May 30, 2017, is by and among FIRSTCASH, INC. (f/k/a FIRST CASH FINANCIAL SERVICES, INC.), a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto (collectively, the “Loan Guarantors”), the lenders identified on the signature pages hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Loan Guarantors party thereto, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 25, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent that Maryland Precious Metals, Inc. (“MSM”) and Famous Pawn, Inc. (“Famous Pawn”), each a Subsidiary of the Borrower and a Loan Guarantor under the Credit Agreement, failed to be in good standing in their jurisdiction of incorporation for a period of time as a result of a delay by the State in processing the tax filing made by the Borrower;

WHEREAS, the failure of MSM and Famous Pawn to be in good standing resulted in a violation of Section 6.4 of the Credit Agreement, and a Default pursuant to Section 7.3(a) of the Credit Agreement (the “Acknowledged Event of Default”);

WHEREAS, the Loan Parties have requested that the Lenders (a) waive the Acknowledged Event of Default and (b) amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to (a) waive, on a one time basis, the Acknowledged Event of Default and (b) make such amendments to the Credit Agreement, in each case in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
WAIVER

1.1    Waiver. Notwithstanding the provisions of the Credit Agreement to the contrary, the Lenders hereby waive the Acknowledged Event of Default.

1.2    Effectiveness of Waiver. This Waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Waiver, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than with respect to the Defaults or Events of Default waived hereby) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

2.1    Amendment to Definition of Fixed Charge Coverage Ratio. The definition of Fixed Charge Coverage Ratio set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio” means, for each compliance reporting period, for the preceding four (4) fiscal quarters, the ratio of (y) Consolidated Net Income plus Consolidated Interest Expense paid in cash plus Consolidated Rentals to (z) Current Maturities of Long Term Debt plus Consolidated Interest Expense paid in cash, plus Consolidated Rentals.
2.2    Amendment to Definition of Maturity Date. The definition of Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means September 1, 2022.

2.3    Amendment to Section 7.3(a) of the Credit Agreement. The parenthetical appearing after “Sections 6.4” and before “or 6.11” in clause (a) of Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(solely as such covenant relates to the Borrower in respect of maintenance of its valid existence and good standing in its jurisdiction of domicile)

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders and the Agent.

(b)    Default. After giving effect to this Amendment, no Default or Unmatured Default shall exist.

(c)    Fees and Expenses.

(i)	The Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page to this Amendment to

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the Agent by 5 p.m. (EST) on or before May 25, 2017 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 5 basis points on the aggregate Commitments of such Consenting Lender; and

(ii)
The Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d)    Loan Party Documents. The Loan Parties shall have furnished to the Agent:

(i)
Either (x) a certificate of an officer of each Loan Party certifying that the articles or certificate of incorporation of each Loan Party have not been amended, restated or otherwise modified since the Closing Date or (y) copies of the articles or certificate of incorporation of each Loan Party, together with all amendments, each certified by the appropriate governmental officer in such Loan Party’s jurisdiction of incorporation to the extent such documents have been amended since the Closing Date.

(ii)
For each Loan Party its Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of this Amendment and any other Loan Documents to which such Loan Party is a party and either (x) a certificate of an officer of each Loan Party certifying that its by-laws have not been amended, restated or otherwise modified since the Closing Date or (y) copies of its by-laws to the extent such document has been amended since the Closing Date.

(iii)
Certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

(iv)
An opinion or opinions (including, if requested by the Agent, local counsel opinions) of counsel for the Loan Parties dated the date hereof and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each such Loan Party and opinions as to the non-contravention of such Loan Party’s organizational documents).

ARTICLE IV
MISCELLANEOUS

4.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this

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Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    At the time of and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

(f)    The Obligations and Guaranteed Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations and Guaranteed Obligations.

4.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

4.6    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Amendment.

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4.7    Entirety. This Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original.

4.9    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.10    CHOICE OF LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

4.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.12    Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 15.2 and 15.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:        FIRST CASH FINANCIAL SERVICES, INC.

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS:            COLLEGE PARK JEWELERS, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

FAMOUS PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

FCFS CO, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

FIRST CASH CORP.,
a Delaware corporation

By:
Name: Rick L. Wessel
Title: President

FIRST CASH CREDIT, LTD.,
a Texas limited partnership

By:	FIRST CASH CREDIT MANAGEMENT, L.L.C., its General Partner

By:
Name: R. Douglas Orr
Title: Manager

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	FIRST CASH, LTD.,
a Texas limited partnership

By:	FIRST CASH MANAGEMENT, L.L.C., its General Partner

By:
Name: Rick L. Wessel
Title: Manager

FIRST CASH CREDIT MANAGEMENT, L.L.C.,
a Texas limited liability company

By:
Name: R. Douglas Orr
Title: Manager

FIRST CASH MANAGEMENT, L.L.C.,
a Delaware limited liability company

By:
Name: Rick L. Wessel
Title: Manager

KING PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

LTS, INCORPORATED,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	MARYLAND PRECIOUS METALS INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: President

MISTER MONEY -- RM, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: President

Address for Notices for all Loan Guarantors:

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick L. Wessel
Phone:    (817) 460-3947
Fax:    (817) 461-7019

FCFS SC, INC., a South Carolina corporation

By:
Name:
Title:

FCFS NC, INC., a North Carolina corporation

By:
Name:
Title:

FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), a Texas limited liability company

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA CENTRAL, INC., a Tennessee corporation

By:
Name:
Title:

CASH AMERICA EAST, INC., a Florida corporation

By:
Name:
Title:

CASH AMERICA FINANCIAL SERVICES, INC., a Delaware corporation

By:
Name:
Title:

CASH AMERICA HOLDING, INC., a Delaware corporation

By:
Name:
Title:

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name:
Title:

CASH AMERICA PAWN L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA WEST, INC., a Nevada corporation

By:
Name:
Title:

CASH AMERICA, INC., a Delaware corporation

By:
Name:
Title:

CASH AMERICA ADVANCE, INC., a Delaware corporation

By:
Name:
Title:

CASH AMERICA, INC. OF ALASKA, an Alaska corporation

By:
Name:
Title:

CASH AMERICA, INC. OF ILLINOIS, an Illinois corporation

By:
Name:
Title:

CASH AMERICA, INC. OF LOUISIANA, a Delaware corporation

By:
Name:
Title:

CASH AMERICA, INC. OF NORTH CAROLINA, a North Carolina corporation

By:
Name:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	CASH AMERICA, INC. OF OKLAHOMA, an Oklahoma corporation

By:
Name:
Title:

CASH AMERICA INTERNET SALES, INC., a Delaware corporation

By:
Name:
Title:

CASH AMERICA OF MISSOURI, INC., a Missouri corporation

By:
Name:
Title:

CASHLAND FINANCIAL SERVICES, INC., a Delaware corporation

By:
Name:
Title:

CSH HOLDINGS LLC, a Delaware limited liability company

By: FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), its sole member

By:
Name:
Title:

GEORGIA CASH AMERICA, INC., a Georgia corporation

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):	MR. PAYROLL CORPORATION, a Delaware corporation

By:
Name:
Title:

OHIO NEIGHBORHOOD FINANCE, INC., a Delaware corporation

By:
Name:
Title:

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC, a Delaware limited liability company

By: OHIO NEIGHBORHOOD FINANCE, INC., its sole member

By:
Name:
Title:

FIRST CASH, INC., a Nevada corporation

By:
Name:
Title:

FCFS OK, INC., an Oklahoma corporation

By:
Name:
Title:

FCFS MO, INC., a Missouri corporation

By:
Name:
Title:

FCFS IN, INC., an Indiana corporation

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):        FCFS KY, INC., a Kentucky corporation

By:
Name:
Title:

LWC, LLC, a Kentucky corporation

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BOKF, N.A. d/b/a Bank of Texas,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	ZB, N.A., dba AMEGY BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	LEGACYTEXAS BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	NORTHSTAR BANK – A BRANCH OF INDEPENDENT BANK, as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:	SOUTHWEST BANK,
as a Lender

By:
Name:
Title: